As filed with the Securities and Exchange Commission on December 30, 2019

Securities Act File No. [•]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

Northern Lights Fund Trust III

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

(402) 895-1600

(Registrant's Telephone Number, including Area Code)

The Corporation Trust Company

1290 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

JoAnn M. Strasser	Richard Malinowski
Thompson Hine LLP	Gemini Fund Services, LLC
41 S. High Street, Suite 1700	80 Arkay Drive
Columbus, Ohio 43215	Hauppauge, New York 11788
(614) 469-3200	(631) 470-2600

Title of securities being registered: Class A, Class C and Class I Shares of Good Harbor Tactical Select Fund, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing become effective on 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

GOOD HARBOR TACTICAL CORE U.S. FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

January [•], 2020

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Good Harbor Tactical Core U.S. Fund, a series of Northern Lights Fund Trust III. The Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Good Harbor Tactical Core U.S. Fund (the “Target Fund”) into the Good Harbor Tactical Select Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund,” and together as the “Funds.” The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and their principal investment strategies are similar. The Target Fund’s and Survivor Fund’s investment objective is total return from capital appreciation and income. Both Funds are managed by Good Harbor Financial LLC (“Good Harbor” or the “Adviser”). While the Funds use slightly different investment techniques and allocations at times, both Funds satisfy their respective investment objectives by investing primarily in the common stocks of companies that the Adviser believes have the potential for capital appreciation and income. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully described in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective with greater long-term viability and the potential to attract additional assets.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ investment advisor recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interest of each Fund and its respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the fact that the management fee for the Target Fund and the Combined Fund is the same, the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Board also considered that it is not anticipated that the Reorganization should have any tax consequences for shareholders.

The Target Fund will close to new investors on January 28, 2020. The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about February [•], 2020 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own Class A shares of the Target Fund will receive Class A shares of the Survivor Fund. Shareholders who own Class C shares of the Target Fund will receive Class C shares of the Survivor Fund. Shareholders who own Class I shares of the Target Fund will receive Class I shares of the Target Fund.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-877-270-2848.

Sincerely,

Richard Malinowski, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the Good Harbor Tactical Core U.S. Fund (the “Target Fund”), into the Good Harbor Tactical Select Fund (the “Survivor Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q. What is this document and why did we send it to you?

A. This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of Northern Lights Fund Trust III (the “Trust”). The Funds pursue identical investment objectives and similar investment strategies. When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to this Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of December [•], 2019. The Reorganization does not require approval by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q. Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q. Why is the Reorganization occurring?

A.	The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:
(i)	The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;
(ii)	The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;
(iii)	The Target Fund’s investment strategy is among the investment strategies employed by the Survivor Fund;
(iv)	The Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders; and
(v)	Shareholders of the Target Fund will remain invested in an open-end fund with a similar investment strategy that has greater net assets at the time of and following the Reorganization; and
(vi)	The Reorganization is preferable to liquidating the Target Fund because the Reorganization is not expected to be a taxable event.

Q. How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund equal to the value of the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.
i

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q. Why is no shareholder action necessary?

A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust’s declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q. When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about January [•], 2020, or as soon as possible thereafter (the “Closing Date”).

Q. Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by Good Harbor Financial LLC (“Good Harbor” or the “Adviser”), the investment adviser to the Funds. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund and there will be no repositioning of the Target Fund’s shares. The costs associated with the Reorganization are expected to be approximately $23,000.
Q.	Are the Survivor Fund’s fees and expenses the same as the Target Fund’s fees and expenses?
A.	No. The Survivor Fund’s total operating expense ratio is higher than that of the Target Fund. Unlike the Target Fund, the Survivor Fund can allocate to mutual funds as part of its investment strategy. The direct operating expenses of the Survivor Fund are lower than those of the Target Fund. However, the total operating expense ratio of the Survivor Fund is higher than that of the Target Fund because of the acquired fund fees and expenses the Survivor Fund incurs as a result of its investments in other registered funds.

Q. Will the Reorganization result in any federal tax liability to me?

A.	It is not expected that the Reorganization will result in a tax consequence to Target Fund shareholders. Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion that the transaction should be a tax-free reorganization. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of the Closing Date will be exchanged for shares of the Survivor Fund. The Target Fund will close to new investors on January 28, 2020.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q. Are there differences in front-end sales loads or contingent deferred sales charges?

A.	No. Both the Target Fund and the Survivor Fund have a 5.75% front-end sales load charge and no contingent deferred sales charge.
ii

Q. Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at 1-877-270-2848. You may also visit our website at www.ghf-funds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

iii

INFORMATION STATEMENT FOR

GOOD HARBOR TACTICAL CORE U.S. FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

PROSPECTUS FOR

GOOD HARBOR TACTICAL SELECT FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST III

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OHIO 45246

DATED JANUARY [•], 2020

RELATING TO THE REORGANIZATION OF

GOOD HARBOR TACTICAL CORE U.S. FUND

WITH AND INTO

GOOD HARBOR TACTICAL SELECT FUND,

EACH A SERIES OF NORTHERN LIGHTS FUND TRUST III

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Good Harbor Tactical Core U.S. Fund (the “Target Fund”), a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”). The Target Fund will close to new investors on January 28, 2020. As provided in the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”), the Target Fund will be reorganized into the Good Harbor Tactical Select Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.” The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and its respective shareholders. The Survivor Fund pursues an investment objective identical to that of the Target Fund, and the investment strategies of the Funds are similar. Please see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in connection with the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

1

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus related to the Target Fund and Survivor Fund, dated February 1, 2019 (File No. 811-22655 and 333-178833);
•	the Statement of Additional Information related to the Target Fund and Survivor Fund, dated February 1, 2019 (File No. 811-22655 and 333-178833);
•	the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended September 30, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Target Fund;
•	the Semi-Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended March 31, 2019 (File No. 811-22655), which has previously been sent to shareholders of the Target Fund; and

•	the Statement of Additional Information related to this Combined Prospectus/Information Statement dated January [•], 2020 (File No. 333-XXXXXXX), as filed herewith.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds’ Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Prospectus/Information Statement are available upon request and without charge by writing to the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free at 1-877-270-2848. They are also available, free of charge, at the Funds’ website at www.ghf-funds.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT JANUARY [•], 2020. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

2

TABLE OF CONTENTS

SUMMARY	4

Investment Objectives and Principal Investment Strategies	5
Principal Risks	7
Fees and Expenses	9
Federal Tax Consequences	12
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	12
Portfolio Turnover	12

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	12

Investment Objectives and Principal Investment Strategies	12
Comparison of Investment Objectives and Principal Investment Strategies	14
Fundamental Investment Policies	17
Risks of the Funds	19
Performance History	21
Management of the Funds	22
Portfolio Managers	23
Other Service Providers	24
Purchase, Redemption and Pricing Of Fund Shares	24
Market Timing	25
Dividends, Distributions and Taxes	26

CONSOLIDATED FINANCIAL HIGHLIGHTS	26

INFORMATION RELATING TO THE REORGANIZATION	27

Description of the Reorganization	27
Terms of the Reorganization	27
Reasons for the Reorganization	27
Federal Income Taxes	28
Expenses of the Reorganization	28
Continuation of Shareholder Accounts and Plans; Share Certificates	28

OTHER INFORMATION	29

Capitalization	29
Shareholder Information	29
Shareholder Rights and Obligations	31
Shareholder Proposals	32

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-3

3

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The Target Fund’s investment objective is total return from capital appreciation and income. The Survivor Fund’s investment objective is total return from capital appreciation and income. Good Harbor Financial LLC is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Neil R. Peplinski, David Armstrong and Yash Patel are the co-portfolio managers for the Target Fund and Survivor Fund. They will serve as co-portfolio managers of the Combined Fund.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

The Target Fund will close to new investors on January 28, 2020. If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Adviser believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has an identical investment objective and similar investment strategies as the Target Fund; (2) the Survivor Fund has had better historical performance than the Target Fund; (3) the Survivor Fund has the same management fee as the Target Fund; and (4) the combined Target Fund and Survivor Fund has better prospects for growth and for achieving economies of scale.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on December 13, 2019.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in the Combined Fund with an identical investment objective and similar principal investment strategies;
•	The same portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;
•	The historical performance of the Target Fund and the Survivor Fund, and the fact that the Survivor Fund has outperformed the Target Fund for the one-year, three-year and since inception periods ended September 30, 2019;
•	Each Fund has a management fee of 0.90% of the Fund’s average daily net assets;
4

•	The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;
•	The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;
•	The Reorganization is not expected to result in any tax consequence to Target Fund shareholders;
•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Delaware law or under the Trust’s Declaration of Trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, the approval of the Reorganization by the Target Fund’s shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and similar investment strategies. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

The Target Fund’s and the Survivor Fund’s investment objective is total return from capital appreciation and income.

The Target Fund

The Target Fund invests in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Target Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Target Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Target Fund’s adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

5

The Target Fund’s adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The investment process of the Target Fund’s adviser is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Target Fund’s adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten-year maturities are analyzed.

At any given time, the Target Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Target Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Target Fund’s adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model described above. The Adviser may seek to trade the Target Fund during trading windows that differ from other mutual funds or clients advised by the Adviser. Accordingly, the Target Fund may have different performance results from other clients. Returns may also differ on the basis of other considerations such as investor flows or due to compliance with applicable investment limitations.

The Survivor Fund

The Survivor Fund invests in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Survivor Fund’s adviser will generally seek exposure to equities and treasuries through a variety of investments ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Survivor Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

6

The Survivor Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

The Survivor Fund’s adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Survivor Fund combines multiple tactical investment strategies into a single fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Survivor Fund’s adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Survivor Fund’s adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Survivor Fund may invest in affiliated and unaffiliated funds.

Once selected, the Survivor Fund’s adviser determines the allocation weights across the strategies which are held within the Survivor Fund’s portfolio.

At any given time, the Survivor Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to each Fund are identical.

Principal Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. The following risks apply to each Fund unless otherwise noted:

Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Correlation Risk: Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price

7

of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.

Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.

Currency Risk (Survivor Fund only): The Fund may invest directly or indirectly in foreign securities that are typically denominated in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

Emerging Market Risk (Survivor Fund only): Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.

Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.

Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

Foreign Investment Risk (Survivor Fund only): Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Futures Risk (Target Fund only): The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or

8

correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.

Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results.

Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Model Risk: Model Risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market.

Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.

U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of such Fund. Fees and expenses shown for the Funds were determined based on each Fund’s average daily net assets for the fiscal year ended September 30, 2019, as included in the Funds’ annual shareholder report dated September 30, 2019. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the fiscal year ended September 30, 2019. The management fee for each of the Target Fund and the Survivor Fund is 0.90% of the respective Fund’s average daily net assets. Each Fund’s share classes have the same Distribution and/or Service (12b-1) Fees. The Combined Fund’s estimated Other Expenses are higher than the Other Expenses for the Target Fund. The Combined Fund’s will have the ability to allocate to mutual funds which will incur additional acquired fund fees and expenses than the Target Fund and increase the Combined Fund’s total

9

expenses. The direct operating expenses of the Survivor Fund are lower than those of the Target Fund. However, the total operating expense ratio of the Survivor Fund is higher than that of the Target Fund because of the acquired fund fees and expenses the Survivor Fund incurs as a result of its investments in other registered funds.

The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the fiscal year ended September 30, 2019. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

Target Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Survivor Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Pro Forma Combined Fund	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A	Survivor Fund Class A	Pro Forma Combined Fund Class A
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expense	0.67%	0.59%	0.64%
Acquired Fund Fees and Expenses(2)	0.21%	0.49%	0.49%
Total Annual Fund Operating Expenses	2.03%	2.23%	2.28%
Fee Waiver(3)	(0.07)%	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver	1.96%	2.23%	2.24%

10

	Target Fund Class C	Survivor Fund Class C	Pro Forma Combined Fund Class C
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expense	0.67%	0.59%	0.64%
Acquired Fund Fees and Expenses(2)	0.21%	0.49%	0.49%
Total Annual Fund Operating Expenses	2.78%	2.98%	3.03%
Fee Waiver(3)	(0.07)%	0.00%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver	2.71%	2.98%	2.99%

	Target Fund Class I	Survivor Fund Class I	Pro Forma Combined Fund Class I
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None	None
Other expense	0.67%	0.59%	0.64%
Acquired Fund Fees and Expenses(2)	0.21%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.78%	1.98%	2.03%
Fee Waiver(3)	(0.07)%	0.00	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver	1.71%	1.98%	1.99%

(1)	As of February 1, 2019. Prior to February 1, 2019, the management fee for each Fund was 1.00% of the respective Fund’s average daily net assets.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in each Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	The Advisor for the Target Fund and Survivor Fund has agreed to waive its advisory fee to limit total operating expenses at least through January 31, 2021, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of each Fund do not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively, effective February 1, 2019. Prior to February 1, 2019, total expenses incurred would not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example further assumes that the expense limitation of the Target Fund described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$763	$1,169	$1,599	$2,793
Survivor Fund	$788	$1,232	$1,701	$2,992
Pro Forma - Combined Fund	$789	$1,243	$1,722	$3,037

Class C Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$274	$856	$1,463	$3,104
Survivor Fund	$301	$921	$1,567	$3,299
11

Pro Forma - Combined Fund	$302	$932	$1,588	$3,343

Class I Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$174	$553	$958	$2,089
Survivor Fund	$201	$621	$1,068	$2,306
Pro Forma - Combined Fund	$202	$633	$1,089	$2,355

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 724% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 474% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself should be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Refer to the section “Comparison of the Target Fund and Survivor Fund — Purchase, Redemption and Pricing of Fund Shares” in this Combined Prospectus/Information Statement for more detail.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

The Target Fund’s and the Survivor Fund’s investment objective is total return from capital appreciation and income.

The Target Fund

The Target Fund invests in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Target Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Target Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Target Fund’s adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Target Fund’s adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment

12

strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The investment process of the Target Fund’s adviser is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Target Fund’s adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten-year maturities are analyzed.

At any given time, the Target Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Target Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Target Fund’s adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model described above. The Adviser may seek to trade the Target Fund during trading windows that differ from other mutual funds or clients advised by the Adviser. Accordingly, the Target Fund may have different performance results from other clients. Returns may also differ on the basis of other considerations such as investor flows or due to compliance with applicable investment limitations.

The Survivor Fund

The Survivor Fund invests in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Survivor Fund’s adviser will generally seek exposure to equities and treasuries through a variety of investments ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Survivor Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

13

The Survivor Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

The Survivor Fund’s adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Survivor Fund combines multiple tactical investment strategies into a single fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Survivor Fund’s adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Survivor Fund’s adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Survivor Fund may invest in affiliated and unaffiliated funds.

Once selected, the Survivor Fund’s adviser determines the allocation weights across the strategies which are held within the Survivor Fund’s portfolio.

At any given time, the Survivor Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical and their principal investment strategies are similar. The Target Fund’s and the Survivor Fund’s investment objective is to seek long-term capital appreciation.

The Target Fund is a single-strategy fund that allocates only to the U.S. equity market. The Survivor Fund is a multi-tactical fund that allocates across both U.S. and non-U.S. equity markets. The Survivor Fund’s investment strategies include the Target Fund’s principal investment strategy. The Survivor Fund also incorporates strategies that vary its exposure to different sectors within a market. By combining multiple tactical investment strategies, the Survivor Fund seeks to diversify the inherent risk model associated with tactical strategies and generate favorable risk adjusted returns with respect to the Survivor Fund. The Adviser may select a combination of strategies that target similar markets and may invest in affiliated and unaffiliated funds.

The table below compares the investment objectives and principal investment strategies of the two Funds:

14

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

Total return from capital appreciation and income	Total return from capital appreciation and income

Principal Investment Strategies	Principal Investment Strategies
General	General
Using a tactical asset allocation model, the Adviser seeks to achieve the Fund’s investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions.	Using a combination of tactical asset allocation strategies, the Adviser seeks to achieve the Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.
80% Investment Policy	80% Investment Policy
The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.	No similar policy.
Security Selection	Security Selection

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and

The Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include: (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

The Adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Fund combines multiple tactical investment

15

statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten-year maturities are analyzed.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or strategies into a single Fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Fund may invest in affiliated and unaffiliated funds.

Once selected, the Adviser determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

16

among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model described above. The Adviser may seek to trade the Fund during trading windows that differ from other mutual funds or clients advised by the Adviser. Accordingly, the Fund may have different performance results from other clients. Returns may also differ on the basis of other considerations such as investor flows or due to compliance with applicable investment limitations.

Benchmark Index	Benchmark Index
S&P 500 Total Return Index. The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.	S&P 500 Total Return Index. The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Fundamental Investment Policies

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds. The Funds may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of their portfolio securities, and except to the extent that the Funds may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities);
17

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Funds may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

With respect to interpretations of the SEC or its staff described in paragraph numbers 1 and 6 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18,1979), and no-action letters have developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management;

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
18

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

The following risks apply to each Fund unless otherwise noted:

Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Correlation Risk: Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.

Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.

Currency Risk (Survivor Fund only): The Fund may invest directly or indirectly in foreign securities that are typically denominated in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

Emerging Market Risk (Survivor Fund only): Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.

19

Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.

Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

Foreign Investment Risk (Survivor Fund only): Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Futures Risk (Target Fund only): The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.

Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results.

Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Model Risk: Model Risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market.

Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.

20

U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance from year to year and how each Fund’s average annual returns for the one, five, and ten year periods compare with those of a broad-based securities market index, and for the Survivor Fund, against a customized risk budget benchmark. You should be aware that each Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free 1-877-270-2848.

Target Fund

Class I Shares Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Target Fund as of December 1, 2019: 0.80%

Best Quarter:	3/31/2013	9.50%
Worst Quarter:	12/31/2018	(11.47)%

Performance Table

Class I Shares Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Five Years	Since Inception (12-31-12)
Return before taxes	(6.39)%	(3.57)%	0.16%
Return after taxes on distributions(1)	(6.39%	(3.57)%	0.08%
Return after taxes on distributions and sale of Fund shares(1)	(3.78)%	(2.67)%	0.10%
S&P 500 TR Index (does not reflect deductions for fees, expenses or taxes)	(4.38)%	(8.49)%	12.15%

21

Survivor Fund

Class I Shares Annual Total Return

For Calendar Years Ended December 31

Year to Date Return for Survivor Fund as of December 1, 2019: 4.75%

Best Quarter:	3/31/2016	6.21%
Worst Quarter:	12/31/2018	(7.15)%

Performance Table

Class I Shares Average Annual Total Returns

For periods ended December 31, 2018

	One Year	Since Inception (5-16-14)
Return before taxes	(8.33)%	1.15%
Return after taxes on distributions	(9.24)%	0.62%
Return after taxes on distributions and sale of Fund shares(	(4.28)%	0.79%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.65%

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Management of the Funds

Adviser

Good Harbor Financial LLC, a Delaware limited liability company, serves as investment adviser to each Fund. Good Harbor has been an investment adviser to mutual funds since 2003 and has managed each Fund since its inception. As of November 30, 2019, Good Harbor managed approximately $269.5 million in client assets. Good Harbor maintains its principal offices at 330 East Main Street, Third Floor, Barrington, IL 60010.

Under the terms of its investment advisory agreement, Good Harbor is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. Good Harbor also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.

Pursuant to the investment advisory agreement, each Fund pays Good Harbor a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

22

Fund	Management Fee
Good Harbor Tactical Core U.S. Fund (Target Fund)	0.90%
Good Harbor Tactical Select Fund (Survivor Fund)	0.90%

The Combined Fund will have a management fee equal to 0.90% of the Combined Fund’s average daily net assets.

Good Harbor has agreed to waive its advisory fee to limit total operating expenses of the Target Fund and Survivor Fund at least through [ ], 2021, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets effective February 1, 2019. Prior to February 1, 2019, the Advisory fee was 1.00% of each Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ semi-annual shareholder report dated March 31, 2019.

Portfolio Managers

The Target Fund and the Survivor Fund are managed by the following co-portfolio managers, who are primarily responsible for the day-to-day management of each Fund’s portfolio.

Neil R. Peplinski, CFA founded the Adviser in 2003 and serves as a Managing Partner. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Yash Patel, CFA has served as Chief Operating Officer of the Adviser since March 2010. Mr. Patel brings 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining the Adviser, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned an MBA with Honors from The University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

David Armstrong has been a Portfolio Manager of the Adviser since 2010. Mr. Armstrong joined the Adviser in 2010 and became a member of the Investment Team in 2013. He has 29 years of professional experience, previously working as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. David earned a MBA from the University of Chicago Booth School of Business and a BA from Knox College

The Combined Fund will be managed by Messrs. Peplinski, Patel and Armstrong.

The Funds’ Statement of Additional Information dated February 1, 2019 provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

23

Other Service Providers

The Funds use the same service providers. Northern Lights Distributors, LLC, located at 17645 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of each Fund. Gemini Fund Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund. U.S. Bank, N.A. is each Fund's custodian. Cohn & Company, Ltd. is each Fund’s independent registered public accounting firm. Information about the Funds' distributor, administrator and accounting agent, and custodian can be found in the Funds' Statement of Additional Information under "Fund History". The Funds pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase, redemption and pricing of shares of the Target and Survivor Fund are identical. Additional information about the purchase, redemption and pricing can be found in each Fund’s prospectus.

Shares of the Funds are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

24

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell the Funds’ shares.

In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Market Timing

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy; and
  Assessing a 1.00% redemption fee for shares sold within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or

25

limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Dividends, Distributions and Taxes

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income annually and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund's shares. The Statement of Additional Information also has more information regarding the tax status of the Funds.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is September 30. The audited financial highlights as of and for the twelve months ended September 30, 2019 of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended September 30, 2019, which have been audited by Cohen & Company, Ltd., the Funds’ registered independent public accounting firm. The Annual Report which has previously been sent to shareholders, is available on request and without charge by writing to the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

26

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on [•], 2020 (the
“Closing Date”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, including that the Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization. They discussed that the Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size. They observed that the two Funds had an identical investment objective, similar investment strategies and identical fundamental and non-fundamental investment limitations. They noted that the cost of the proposed merger would be paid by Good Harbor, and that the merger was not expected to result in a taxable event for shareholders. The Trustees discussed the Advisor’s memorandum, noting that the Adviser believes the Survivor Fund offers better opportunities for shareholders over the long-term. The Board observed that the Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size and, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of each Fund, as well as each Fund’s respective shareholders, and that Target Fund’s shareholders would not have their interests diluted as a result of the merger. The approval

27

determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a non-waivable condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date. As of the date of this Combined Prospectus/Information Statement, the Advisor does not intend to sell any securities held by the Target Fund in anticipation of the Reorganization but may do so in the ordinary course of business before the Reorganization. Prior to the Closing Date, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Expenses of the Reorganization

The costs of the Reorganization will be borne by the Adviser. The costs associated with the Reorganization are expected to be approximately $23,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish an account for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

28

OTHER INFORMATION

Capitalization

The following tables set forth, as of September 30, 2019. (a) the audited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

CLASS A SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$7,206,594	777,960	$9.26
Survivor Fund	$86,047	8,925	$9.64

Pro Forma Share Adjustment	-	747,573	-

Pro Forma - Survivor Fund	$7,292,641	756,498	$9.64

CLASS C SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$13,669,181	1,551,758	$8.81
Survivor Fund	$253,897	26,915	$9.43

Pro Forma Share Adjustment	-	1,449,551	-

Pro Forma - Survivor Fund	$13,923,078	1,476,466	$9.43

CLASS I SHARES	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$7,954,293	844,419	$9.42
Survivor Fund	$7,153,872	740,768	$9.66

Pro Forma Share Adjustment	-	823,224	-

Pro Forma - Survivor Fund	$15,108,165	1,563,992	$9.66

Shareholder Information

As of December 18, 2019, there were 2,841,236 shares outstanding of the Target Fund. As of December 18, 2019, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

29

Name & Address	Shares	Percentage of Class
Good Harbor Tactical Core US Fund

Class A Shares
RBC Capital Markets LLC/Mutual Fund Ominbus Processing ATTN: Mutual Fund Ops Manager 60 South Six St. P08 Minneapolis, MN 55402-1110	37,557.5720	5.34%

LPL FINANCIAL	43,169.3760	6.14%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	221,902.7360	31.57%

CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	50,944.2620	7.25%

Class C Shares
LPL FINANCIAL	293,436.8090	14.44%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

MORGAN STANLEY SMITH HARBORSIDE FINANCIAL CENTER	282,048.5020	13.88%
PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	780,341.3400	38.39%

Class I Shares

LPL FINANCIAL	125,507.2310	9.11%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

30

WELLS FARGO CLEARING SERVICES, LLC/SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	604,501.4160	43.85%

RBC CAPITAL MARKETS LLC/MUTUAL FUND OMNIBUS 60 SOUTH SIX ST P08 MINNEAPOLIS, MN 55402-1110	76,334.0420	5.54%

MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004	69,081.0240	5.01%

MID ATLANTIC TRUST COMPANY FBO/SIX C'S 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	79,108.8290	5.74%

As of December 18, 2019, there were 722,233 shares outstanding of the Survivor Fund. As of December 18, 2019, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Class A Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	2,072.1700	30.02%

JEAN M PAULE 623 CLAYBROOKE DRIVE ALTOONA, PA 16602	4,828.3640	69.95%

Class C Shares
LPL FINANCIAL	24,292.5790	97.22%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

Class I Shares
LPL FINANCIAL	81,491.1140	11.80%
9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each

31

series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of trustees is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

32

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [•], 2020, among NORTHERN LIGHTS FUND TRUST III, a Delaware trust, with its principal place of business at 17645 Wright Street, Omaha, Nebraska 68130 (the “Trust”), on behalf of Good Harbor Tactical Core U.S. Fund, a series of the Trust (the “Target Fund”) and on behalf of Good Harbor Tactical Select Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6, GOOD HARBOR FINANCIAL LLC, adviser to the Target Fund and Survivor Fund (“Adviser”) (each Target Fund and Survivor Fund is sometimes referred to herein as a “Fund”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund and of and by the Trust of which that Fund is a series, on that Fund’s behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a “Reorganization”).

The Trust’s Board of Trustees (the “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Target Fund’s issued and outstanding shares consist of Class A, Class C and Class I shares (“Target Fund Shares”). Survivor Fund’s issued and outstanding shares also consist of Class A, Class C and Class I shares (“Survivor Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, the Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Survivor Fund. In exchange therefor, the Survivor Fund shall:

(a) issue and deliver to the Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) the Survivor Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding;

(b) assume all of the Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

A-1

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Target Fund’s books at that time.

1.3 The Liabilities shall consist of all of the Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on the Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder. The aggregate NAV of the Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5 (a) The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)       For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)       All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Target Fund’s complete dissolution.

A-2

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about [•], 2020 (“Effective Time”). The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

2.2 The Trust shall direct the custodian of the Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Target Fund to the Survivor Fund, as reflected on the Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on the Target Fund’s books immediately before the Effective Time.

2.3 The Trust shall direct its transfer agent to deliver at the Closing (a) to the Trust, a Certificate (1) verifying that the Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Survivor Fund’s shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to the Trust, that the Survivor Fund Shares to be credited to the Target Fund at the Effective Time have been credited to the Target Fund’s account on those records.

2.4 The Trust shall deliver to the Trust and the Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Target Fund.

2.5 At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on the Target Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Target Fund is a duly established and designated series of the Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Trust will have good and marketable title to the Assets for the Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

A-3

(e) The Trust, with respect to the Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Survivor Fund’s assumption of any liabilities of the Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets attributable or allocable to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business; and the Trust, on the Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended September 30, 2019, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since September 30, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per the Target Fund Share due to declines in market values of securities the Target Fund holds, the discharge of the Target Fund liabilities, or the redemption of the Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Target Fund is classified as an association that is taxable as a Trust, for federal tax purposes; the Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated Trust (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the

A-4

Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Target Fund’s shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) The Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and the Adviser has the authority to buy and sell securities for the Target Fund;

(s) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust;

(t) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u) At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund, and the Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. The Target Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of the Target Fund’s management, (i) there is no plan or intention by the Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Target Fund Shares (or the Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii)

A-5

there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w) During the five-year period ending on the Closing Date, neither the Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to the Target Fund will have (i) acquired Target Fund Shares with consideration other than the Survivor Fund Shares or Target Fund Shares, except in the ordinary course of the Target Fund’s business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to the Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Target Fund, and (B) distributions and dividends declared and paid in order to ensure the Target Fund’s continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.2 The Trust, on the Survivor Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Survivor Fund is a duly established and designated series of the Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by the Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Trust, with respect to the Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, the Trust’s Declaration of Trust, or any Undertaking to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Survivor Fund or any of its properties or assets attributable or allocable to the Survivor Fund, that, if adversely determined, would materially and adversely affect the Survivor Fund’s financial condition or the conduct of its business; and the Trust, on the Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree,

A-6

judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Survivor Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) The Survivor Fund is (and will be) classified as an association that is taxable as a Trust, for federal tax purposes; the Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) There is no plan or intention for the Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of the Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, the Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Declaration of Trust permit the Trust to vary its shareholders’ investment; the Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for the Survivor Fund;

(n) The Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by the Target Fund to dissenters, amounts used by the Target Fund to pay the Target Fund’s Reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of the Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by the Target Fund immediately preceding the Reorganization will be included as assets of the Target Fund held immediately prior to the Reorganization;

(o) The Survivor Fund has no plan or intention to reacquire any of the Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;

(p) The Survivor Fund is in the same line of business as the Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, the Survivor Fund will continue such line of business or use a significant portion of the Target Fund’s portfolio assets in a business, and the Survivor Fund has no plan or intention to change such line of business. The Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund. The Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

A-7

(q) To the best of the knowledge of the Survivor Fund’s management, (i) there is no plan or intention by the Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Target Fund Shares (or the Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of the Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of the Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r) There is no plan or intention for the Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to the Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s) There is no intercorporate indebtedness existing between the Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3 The Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of an information statement relating to the Reorganization hereunder, and any supplement or amendment thereto (“Information Statement”) (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Survivor Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(f) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Survivor Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Trust covenants to prepare the Information Statement in compliance with applicable federal and state securities laws.

A-8

4.3 The Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Trust, on the Survivor Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on the Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Survivor Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, the Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Prior to the Closing, the Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 The Trust shall have received a favorable opinion of the law firm of Thompson Hine LLP, addressed to the Target Fund and the Survivor Fund substantially to the effect that for federal income tax purposes:

(a) The Survivor Fund’s acquisition of the Assets in exchange solely for the Survivor Fund Shares and the Survivor Fund’s assumption of the Liabilities, followed by the Target Fund’s distribution of the Survivor Fund Shares pro rata to the Target Fund Shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

A-9

(b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the Liabilities of the Target Fund.

(c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund Shareholders in exchange for their transferring Fund shares in complete liquidation of the Target Fund.

(d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization.

(f) Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).

(g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h) Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

(i) The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the law firm of Thompson Hine LLP reasonably may request, and the Trust, the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations.

5.6 At any time before the Closing, the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Target Fund’s prospectus supplements and the Information Statement, and printing and distributing the Information Statement including any exhibits thereto, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Trust, on behalf of the Target Fund, and the Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of the Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

A-10

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or the Trust other than the Trust, on the Survivor Fund’s behalf, or the Trust, on the Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Board solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not the Trust’s property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust, on behalf of the Target Fund, and the Trust on behalf of the Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

A-11

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST III, on behalf of GOOD HARBOR TACTICAL CORE U.S. FUND

By:

___________________________

Richard Malinowski

President and Principal Executive Officer

NORTHERN LIGHTS FUND TRUST III, on behalf of GOOD HARBOR TACTICAL SELECT FUND

By:

___________________________

Richard Malinowski

President and Principal Executive Officer

SOLELY FOR THE PURPOSES OF PARAGRAPH 6 OF THIS AGREEMENT,

GOOD HARBOR FINANCIAL LLC

By:

___________________________

Neil R. Peplinski

Chief Investment Officer

A-12

EXHIBIT B

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds' registered independent public accounting firm, whose report along with each Fund’s financial statements are included in the Funds’ September 30, 2019 annual report.

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$11.09	$10.16	$9.36	$8.95		$9.66
Activity from investment operations:
Net investment income (loss) (1)	0.01	0.02	(0.01)	(0.00	) (2)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.84)	0.91	0.81	0.41		(0.65)
Total from investment operations	(1.83)	0.93	0.80	0.41		(0.71)
Paid in capital from redemption fees (2)	0.00	0.00	0.00	0.00		0.00
Less distributions from:
Net return of capital	—	—	—	—		(0.00	) (2)
Net realized gains	—	—	—	—		(0.00	) (2)
Total distributions	—	—	—	—		(0.00	) (2)
Net asset value, end of year	$9.26	$11.09	$10.16	$9.36		$8.95
Total return (3)	(16.50)%	9.15%	8.55%	4.58%		(7.32)%
Net assets, at end of year (000s)	$7,207	$13,883	$18,316	$26,049		$54,840
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	1.82%	1.86%	1.86%	1.66%		1.41%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	1.61%	1.40%	1.40%	1.40%		1.40%
Ratio of net investment income (loss) to average net assets (5,6)	0.10%	0.19%	(0.14)%	(0.05)%		(0.61)%
Portfolio Turnover Rate	724%	466%	566%	412%		784%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

B-1

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.62	$9.81	$9.10	$8.77	$9.54
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.06)	(0.09)	(0.07)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.75)	0.87	0.80	0.40	(0.65)
Total from investment operations	(1.81)	0.81	0.71	0.33	(0.77)
Paid in capital from redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net return of capital	—	—	—	—	(0.00	) (2)
Net realized gains	—	—	—	—	(0.00	) (2)
Total distributions	—	—	—	—	(0.00	) (2)
Net asset value, end of year	$8.81	$10.62	$9.81	$9.10	$8.77
Total return (3)	(17.04)%	8.26%	7.80%	3.76%	(8.05)%
Net assets, at end of year (000s)	$13,669	$23,359	$32,318	$46,774	$85,736
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	2.57%	2.61%	2.61%	2.41%	2.16%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	2.36%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment loss to average net assets (5,6)	(0.65)%	(0.57)%	(0.89)%	(0.81)%	(1.35)%
Portfolio Turnover Rate	724%	466%	566%	412%	784%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

B-2

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.25	$10.28	$9.45	$9.01	$9.71
Activity from investment operations:
Net investment income (loss) (1)	0.04	0.05	0.01	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(1.87)	0.92	0.82	0.42 (7)	(0.67)
Total from investment operations	(1.83)	0.97	0.83	0.44	(0.70)
Paid in capital from redemption fees (2)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net return of capital	—	—	—	—	(0.00	) (2)
Net realized gains	—	—	—	—	(0.00	) (2)
Total distributions	—	—	—	—	(0.00	) (2)
Net asset value, end of year	$9.42	$11.25	$10.28	$9.45	$9.01
Total return (3)	(16.27)%	9.44%	8.78%	4.88%	(7.09)%
Net assets, at end of year (000s)	$7,954	$16,716	$25,802	$31,698	$83,230
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	1.57%	1.61%	1.61%	1.41%	1.16%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	1.36%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (5,6)	0.38%	0.42%	0.11%	0.19%	(0.37)%
Portfolio Turnover Rate	724%	466%	566%	412%	784%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

B-3

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$10.86	$10.80	$9.75	$9.13	$9.06
Activity from investment operations:
Net investment income (2)	0.25	0.07	0.07	0.02	—
Net realized and unrealized gain (loss) on investments	(1.08)	0.18	1.09	0.62 (9)	0.07
Total from investment operations	(0.83)	0.25	1.16	0.64	0.07
Less distributions from:
Net investment income	(0.04)	(0.02)	—	(0.02)	—
Net realized gains	(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.39)	(0.19)	(0.11)	(0.02)	—
Net asset value, end of period	$9.64	$10.86	$10.80	$9.75	$9.13
Total return (3)	(7.66)%	2.31%	11.99%	7.05%	0.77	% (4)
Net assets, at end of period	$86,047	$384,825	$1,292,221	$570,258	$9
Ratio of gross expenses to average net assets (5,7)	1.74%	1.80%	1.78%	16.28%	48.96	% (6)
Ratio of net expenses to average net assets (7)	1.52%	1.40%	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,8)	2.52%	0.65%	0.65%	0.27%	0.00	% (6)
Portfolio Turnover Rate	474%	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class A commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

B-4

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$10.67	$10.67	$9.71	$9.13	$9.06
Activity from investment operations:
Net investment income (loss) (2)	0.20	0.00 (9)	(0.02)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.09)	0.17	1.09	0.67	0.08
Total from investment operations	(0.89)	0.17	1.07	0.60	0.07
Paid in capital from redemption fees	—	0.00 (9)	—	—	—
Less distributions from:
Net investment income	—	—	—	(0.02)	—
Net realized gains	(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.35)	(0.17)	(0.11)	(0.02)	—
Net assets, at end of period	$9.43	$10.67	$10.67	$9.71	$9.13
Total return (3)	(8.34)%	1.58%	11.10%	6.61%	0.77	% (4)
Net assets, at end of period	$253,897	$620,535	$692,391	$656,153	$9
Ratio of gross expenses to average net assets (5,7)	2.49%	2.55%	2.53%	17.03%	49.71	% (6)
Ratio of net expenses to average net assets (7)	2.27%	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment income (loss) to average net assets (7,8)	2.04%	(0.03)%	(0.23)%	(0.70)%	(1.24	)% (6)
Portfolio Turnover Rate	474%	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class C commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

B-5

GOOD HARBOR FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.88	$10.86	$9.78	$9.13	$9.51
Activity from investment operations:
Net investment income (1)	0.24	0.12	0.10	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.04)	0.16	1.09	0.63 (6)	(0.34)
Total from investment operations	(0.80)	0.28	1.19	0.67	(0.33)
Paid in capital from redemption fees	0.00 (7)	0.00 (7)	0.00 (7)	—	—
Less distributions from:
Net investment income	(0.07)	(0.09)	—	(0.02)	(0.05)
Net realized gains	(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.42)	(0.26)	(0.11)	(0.02)	(0.05)
Net asset value, end of year	$9.66	$10.88	$10.86	$9.78	$9.13
Total return (2)	(7.34)%	2.61%	12.26%	7.38%	(3.48)%
Net assets, at end of year	$7,153,872	$11,299,308	$5,306,888	$1,300,012	$113,595
Ratio of gross expenses to average net assets (3,4)	1.49%	1.55%	1.53%	16.03%	48.71%
Ratio of net expenses to average net assets (4)	1.27%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (4,5)	2.44%	1.06%	0.96%	0.46%	0.08%
Portfolio Turnover Rate	474%	402%	310%	533%	785%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(7)	Amount represents less than $0.01 per share.

B-6

STATEMENT OF ADDITIONAL INFORMATION

January [•], 2020

RELATING TO THE REORGANIZATION OF

GOOD HARBOR TACTICAL CORE U.S. FUND

WITH AND INTO

GOOD HARBOR TACTICAL CORE SELECT FUND

each a series of Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-877-270-2848

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated January [•], 2020 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund (each a “Fund” and collectively, the “Funds”) each a series of the Northern Lights Fund Trust III (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to The Good Harbor Funds, c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-877-270-2848. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to The Good Harbor Funds, c/o Gemini Fund Services LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-877-270-2848.

SAI-1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	SAI-3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	SAI-4

SAI-2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in the Statement of Additional Information dated January [•], 2020, as it may be amended and/or supplemented from time to time, which is incorporated by reference herein. Management’s discussion of fund performance, audited financial statements and the related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended September 30, 2019 and are incorporated in this Statement of Additional Information by reference. No other parts of the Funds’ Annual Report are incorporated by reference in this Statement of Additional Information.

SAI-3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of September 30, 2019 using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

SEPTEMBER 30, 2019

GOOD HARBOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2019

	TACTICAL CORE US FUND	TACTICAL SELECT FUND	GRAND TOTAL
ASSETS
Investment securities:
At cost	$29,524,800	$7,389,735	$36,914,535
At value	$28,882,471	$7,442,420	$36,324,891
Receivable for securities sold	-	842,283	842,283
Dividends and interest receivable	7,965	1,441	9,406
Receivable for Fund shares sold	-	40,800	40,800
Prepaid expenses and other assets	20,063	7,293	27,356
TOTAL ASSETS	28,910,499	8,334,237	37,244,736

LIABILITIES
Payable for securities purchased	-	830,577	830,577
Payable for Fund shares redeemed	18,293	-	18,293
Investment advisory fees payable	22,336	5,475	27,811
Distribution (12b-1) fees payable	13,185	248	13,433
Payable to related parties	11,658	3,976	15,634
Accrued expenses and other liabilities	14,959	145	15,104
TOTAL LIABILITIES	80,431	840,421	920,852
NET ASSETS	$28,830,068	$7,493,816	$36,323,884

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$269,968,490	$8,281,337	$278,249,827
Accumulated losses	(241,138,422)	(787,521)	(241,925,943)
NET ASSETS	$28,830,068	$7,493,816	$36,323,884

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$7,206,594	$86,047	$7,292,641
Shares of beneficial interest outstanding	777,960	8,925	756,410
Net asset value (Net Assets ÷ Shares Outstanding)	$9.26	$9.64	$9.64
and redemption price per share (a)
Maximum offering price per share (maximum sales charge of 5.75%)	$9.82	$10.23	$10.23

Class C Shares :
Net Assets	$13,669,181	$253,897	$13,923,078
Shares of beneficial interest outstanding	1,551,758	26,915	1,475,951
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (a)	$8.81	$9.43	$9.43

Class I Shares:
Net Assets	$7,954,293	$7,153,872	$15,108,165
Shares of beneficial interest outstanding	844,419	740,768	1,564,418
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (a)	$9.42	$9.66	$9.66

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

Please see the accompanying Notes to Pro-Forma Financial Statements

SAI-4

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

FOR THE 12 MONTHS ENDED SEPTEMBER 30, 2019

GOOD HARBOR FUNDS
STATEMENTS OF OPERATIONS (Unaudited)
For the Year Ended September 30, 2019

	TACTICAL CORE US FUND	TACTICAL SELECT FUND	GRAND TOTAL	PRO-FORMA ADJUSTMENTS	TOTAL AFTER ADJUSTMENTS
INVESTMENT INCOME
Dividends	$578,005	$376,048	$954,053	$-	$954,053
Interest	111,533	3,650	115,183	-	115,183
TOTAL INVESTMENT INCOME	689,538	379,698	1,069,236	-	1,069,236

EXPENSES
Investment advisory fees	377,376	95,145	472,521	-	472,521
Distribution (12b-1) fees:
Class A	24,064	568	24,632	-	24,632
Class C	182,333	4,332	186,665	-	186,665
Administrative services fees	205,765	51,957	257,722	-	257,722
Third party administrative servicing fees	46,900	3,981	50,881	-	50,881
TOTAL EXPENSES	836,438	155,983	992,421	-	992,421

Less: Fees waived or expenses reimbursed by the advisor	(84,748)	(22,173)	(106,921)	-	(106,921)

NET EXPENSES	751,690	133,810	885,500	-	885,500

NET INVESTMENT INCOME (LOSS)	(62,152)	245,888	183,736	-	183,736

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(3,075,749)	(1,300,776)	(4,376,525)	-	(4,376,525)
Underlying investment companies	-	320,657	320,657	-	320,657
Futures contracts	(2,013,314)	-	(2,013,314)	-	(2,013,314)
Net realized loss from investments and futures contracts	(5,089,063)	(980,119)	(6,069,182)	-	(6,069,182)
Net change in unrealized appreciation (depreciation) from:
Investments	(2,397,846)	(140,876)	(2,538,722)	-	(2,538,722)
Futures contracts	71,677	-	71,677	-	71,677
Net change in unrealized depreciation from investments	(2,326,169)	(140,876)	(2,467,045)	-	(2,467,045)

NET REALIZED AND UNREALIZED LOSS	(7,415,232)	(1,120,995)	(8,536,227)	-	(8,536,227)

NET DECREASE IN NET ASSETS	$(7,477,384)	$(875,107)	$(8,352,491)	$-	$(8,352,491)

SAI-5

PRO-FORMA CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2019

GOOD HARBOR TACTICAL CORE US FUND
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 100.1%
	DEBT FUNDS - 51.5%
50,186	iShares 3-7 Year Treasury Bond ETF	$6,363,585
45,553	iShares 7-10 Year Treasury Bond ETF	5,123,346
38,371	Vanguard Long-Term Treasury ETF	3,366,671
		14,853,602
	EQUITY FUNDS - 48.6%
25,876	iShares Core S&P Mid-Cap ETF	5,000,019
32,235	iShares Russell 2000 ETF	4,878,445
52,858	ProShares Ultra MidCap400	2,111,677
31,163	ProShares Ultra Russell2000	2,009,079
		13,999,220

	TOTAL EXCHANGE TRADED FUNDS (Cost - $29,495,151)	28,852,822

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%
29,649	Invesco Short Term Investments Trust -Treasury Portfolio
	Institutional Class, to yield 1.79% * (Cost $29,649)	29,649

	TOTAL INVESTMENTS - 100.2% (Cost $29,524,800)	$28,882,471
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(52,403)
	NET ASSETS - 100.0%	$28,830,068

ETF - Exchange Traded Fund
S&P - Standard & Poor's
* Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

SAI-6

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 96.9%
	DEBT FUNDS - 17.0%
3,721	iShares 3-7 Year Treasury Bond ETF	$471,823
3,144	iShares 7-10 Year Treasury Bond ETF	353,606
3,218	ProShares Ultra 7-10 Year Treasury	208,366
2,747	Vanguard Long-Term Treasury ETF	241,022
		1,274,817
	EQUITY FUNDS - 79.9%
1,379	Consumer Discretionary Select Sector SPDR Fund	166,445
2,696	Consumer Staples Select Sector SPDR Fund	165,588
2,456	Direxion Daily Developed Markets Bull 3X Shares	148,859
2,795	Energy Select Sector SPDR Fund	165,464
5,919	Financial Select Sector SPDR Fund	165,732
1,845	Health Care Select Sector SPDR Fund	166,290
2,135	Industrial Select Sector SPDR Fund	165,740
1,329	iShares Core S&P Mid-Cap ETF	256,803
3,334	iShares MSCI Australia ETF	74,182
662	iShares MSCI Brazil ETF	27,890
5,531	iShares MSCI Canada ETF	159,846
479	iShares MSCI China ETF	26,862
7,559	iShares MSCI Emerging Markets ETF	308,936
8,105	iShares MSCI Eurozone ETF	315,203
7,365	iShares MSCI France ETF	221,981
2,741	iShares MSCI Germany ETF	73,760
2,624	iShares MSCI Japan ETF	148,886
645	iShares MSCI Mexico ETF	27,554
3,479	iShares MSCI Pacific ex Japan ETF	155,616
702	iShares MSCI Russia ETF	27,308
496	iShares MSCI South Korea ETF	27,945
4,198	iShares MSCI Switzerland ETF	158,265
774	iShares MSCI Taiwan ETF	28,143
9,737	iShares MSCI United Kingdom ETF	306,034
1,669	iShares Russell 2000 ETF	252,586
2,859	Materials Select Sector SPDR Fund	166,394
47,698	Pacer Trendpilot US Large Cap ETF	1,481,977
2,736	ProShares Ultra MidCap400	109,303
811	ProShares Ultra MSCI Emerging Markets	52,662
1,639	ProShares Ultra Russell2000	105,666
2,065	Technology Select Sector SPDR Fund	166,294
2,561	Utilities Select Sector SPDR Fund	165,799
		5,990,013

	TOTAL EXCHANGE TRADED FUNDS (Cost $7,212,145)	7,264,830

	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
177,590	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 1.79% * (Cost $177,590)	177,590

	TOTAL INVESTMENTS - 99.3% (Cost $7,389,735)	$7,442,420
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	51,396
	NET ASSETS - 100.0%	$7,493,816

ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poor's Depositary Receipts
S&P - Standard & Poor's
* Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.
SAI-7

PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)

	Good Harbor Tactical	Good Harbor Tactical	Good Harbor Tactical	Good Harbor Tactical
	Core US Fund	Select Fund	Core US Fund	Select Fund	Combination
	Shares	Shares	Fair Value	Fair Value	Fair Value

EXCHANGE TRADED FUNDS - 99.4%
DEBT FUNDS - 44.4%
iShares 3-7 Year Treasury Bond ETF	50,186	3,721	$6,363,585	$471,823	$6,835,408
iShares 7-10 Year Treasury Bond ETF	45,553	3,144	5,123,346	353,606	5,476,952
ProShares Ultra 7-10 Year Treasury	-	3,218	-	208,366	208,366
Vanguard Long-Term Treasury ETF	38,371	2,747	3,366,671	241,022	3,607,693
			14,853,602	1,274,817	16,128,419
EQUITY FUNDS - 55.0%
Consumer Discretionary Select Sector SPDR Fund	-	1,379	-	166,445	166,445
Consumer Staples Select Sector SPDR Fund	-	2,696	-	165,588	165,588
Direxion Daily Developed Markets Bull 3X Shares	-	2,456	-	148,859	148,859
Energy Select Sector SPDR Fund	-	2,795	-	165,464	165,464
Financial Select Sector SPDR Fund	-	5,919	-	165,732	165,732
Health Care Select Sector SPDR Fund	-	1,845	-	166,290	166,290
Industrial Select Sector SPDR Fund	-	2,135	-	165,740	165,740
iShares Core S&P Mid-Cap ETF	25,876	1,329	5,000,019	256,803	5,256,822
iShares MSCI Australia ETF	-	3,334	-	74,182	74,182
iShares MSCI Brazil ETF	-	662	-	27,890	27,890
iShares MSCI Canada ETF	-	5,531	-	159,846	159,846
iShares MSCI China ETF	-	479	-	26,862	26,862
iShares MSCI Emerging Markets ETF	-	7,559	-	308,936	308,936
iShares MSCI Eurozone ETF	-	8,105	-	315,203	315,203
iShares MSCI France ETF	-	7,365	-	221,981	221,981
iShares MSCI Germany ETF	-	2,741	-	73,760	73,760
iShares MSCI Japan ETF	-	2,624	-	148,886	148,886
iShares MSCI Mexico ETF	-	645	-	27,554	27,554
iShares MSCI Pacific ex Japan ETF	-	3,479	-	155,616	155,616
iShares MSCI Russia ETF	-	702	-	27,308	27,308
iShares MSCI South Korea ETF	-	496	-	27,945	27,945
iShares MSCI Switzerland ETF	-	4,198	-	158,265	158,265
iShares MSCI Taiwan ETF	-	774	-	28,143	28,143
iShares MSCI United Kingdom ETF	-	9,737	-	306,034	306,034
iShares Russell 2000 ETF	32,235	1,669	4,878,445	252,586	5,131,031
Materials Select Sector SPDR Fund	-	2,859	-	166,394	166,394
Pacer Trendpilot US Large Cap ETF	-	47,698	-	1,481,977	1,481,977
ProShares Ultra MidCap400	52,858	2,736	2,111,677	109,303	2,220,980
ProShares Ultra MSCI Emerging Markets	-	811	-	52,662	52,662
ProShares Ultra Russell2000	31,163	1,639	2,009,079	105,666	2,114,745
Technology Select Sector SPDR Fund	-	2,065	-	166,294	166,294
Utilities Select Sector SPDR Fund	-	2,561	-	165,799	165,799
			13,999,220	5,990,013	19,989,233

TOTAL EXCHANGE TRADED FUNDS (Cost $36,707,296)			28,852,822	7,264,830	36,117,652

SHORT-TERM INVESTMENT - 0.6%
MONEY MARKET FUND - 0.6%
Invesco Short Term Investments Trust - Treasury Portfolio	29,649	177,590	29,649	177,590	207,239
Institutional Class, to yield 1.79% * (Cost $207,239)

TOTAL INVESTMENTS - 100.0% (Cost $36,914,535)			28,882,471	7,442,420	36,324,891
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0% **			(52,403)	51,396	(1,007)
NET ASSETS - 100.0%			$28,830,068	$7,493,816	$36,323,884
SAI-8

Notes to Pro Forma Financial Statements, September 30, 2019 (Unaudited)

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on September 30, 2019.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received 3,020,348 shares of the Survivor Fund had the Reorganization occurred on September 30, 2019.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of As of Date
Good Harbor Tactical Core U.S. Fund (Target Fund)	$28,830,068	September 30, 2019
Good Harbor Tactical Select Fund (Survivor Fund)	$7,493,816	September 30, 2019
Good Harbor Tactical Select Fund (Pro Forma Combined Fund)	$36,323,884	September 30, 2019

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect the anticipated contractual changes.

Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 4 — Costs Of Reorganization

The costs of the Reorganization will be borne by Good Harbor Financial LLC, each Fund’s investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $23,000, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund.

Note 5 - Estimates

The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SAI-9

PART C: OTHER INFORMATION

Item 15: Indemnification

Reference is made to Article VIII of the Registrant’s Declaration of Trust filed with the Registration Statement on December 30, 2011.

 Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event  that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)	Declaration of Trust. Declaration of Trust previously filed in the Registration Statement on December 30, 2011 is incorporated herein by reference (File No. 333-178833).

(2)	By-Laws. By-Laws of the Trust previously filed in the Registration Statement on August 29, 2013 are incorporated herein by reference (File No. 333-178833).

(3)	Not Applicable.

(4)	Plan of Reorganization. Form of Plan of Reorganization is filed herewith.

(5)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and By-Laws of the Trust.

(6)	Investment Advisory Contracts.

(a)	Investment Advisory Agreement with Good Harbor Financial, LLC. for the Good Harbor Tactical Core U.S. Fund filed in Post-Effective Amendment No. 24 on December 26, 2012 is incorporated herein by reference; Amendment to the Investment Advisory Agreement with Good Harbor Financial LLC for the Good Harbor Tactical Core U.S. Fund filed in Post-Effective Amendment No. 247 on June 17, 2016 is incorporated herein by reference; Amendment to the Investment Advisory Agreement with Good Harbor Financial LLC for the Good Harbor Tactical Core U.S. Fund filed in Post-Effective Amendment No. 379 on January 22, 2019 is incorporated herein by reference.

(b)	Investment Advisory Agreement with Good Harbor Financial, LLC. for the Good Harbor Tactical Select Fund filed in Post-Effective Amendment No. 113 on May 15, 2014 is incorporated herein by reference; Amendment to the Investment Advisory Agreement with Good Harbor Financial LLC for the Good Harbor Tactical Select Fund filed in Post-Effective Amendment No. 379 on January 22, 2019 is incorporated herein by reference.

C-1

(7)	Underwriting Contracts. Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC as previously filed on June 2, 2015 to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference.

(8)       Bonus or Profit Sharing Contracts. None.

(9)       Custodian Agreements.

(a)	Custody Agreement with U.S. Bank, N.A. filed in Post-Effective Amendment No. 93 on February 10, 2014 is incorporated herein by reference; Amendment to Custody Agreement with U.S. Bank, N.A. filed in Post-Effective Amendment No. 113 on May 15, 2014 is incorporated herein by reference.

(10)       12b-1 and 18f-3 Plans.

(a)       12b-1 Plan

(i)	Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(a) Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class A Shares as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(ii)	Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on April 22, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(a)	Amended and Restated exhibit A to Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class C Shares as previously filed on November 16, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 364, and hereby incorporated by reference.

(iii) Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 for Class I Shares as previously filed on March 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 160, and hereby incorporated by reference.

(b)       18f-3 Plan

  (i) Rule 18f-3 Plan as previously filed on July 8, 2014 to the Registrant's Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(a)	Amended and Restated Appendix A to Rule 18f-3 Plan as previously filed on December 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 377, and hereby incorporated by reference.

(11)       Legal Opinion. Opinion and consent of Thompson Hine LLP is filed herewith.

(12)       Legal Opinion regarding Tax Matters. Form of opinion regarding tax matters is filed herewith.

(13)       None.

(14)       Consent of Cohen & Company, Ltd. is filed herewith.

(15)       Omitted Financial Statements. None.

(16)       Power of Attorney.

(a)	Power of Attorney for each trustee as previously filed on February 26, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 159, and hereby incorporated by reference;

C-2

(b)	Power of Attorney for the Trust, and a certificate with respect thereto, for Brian Curley as previously filed on June 17, 2016 to the Registrant's Registration Statement in Post-Effective Amendment No. 247, and hereby incorporated by reference.

(c)	Power of Attorney for the Trust, and a certificate with respect thereto, and each executive officer, as previously filed on October 25, 2017 to the Registrant's Registration Statement in Post-Effective Amendment No. 305, and hereby incorporated by reference.

Item 17: Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it will file the Legal Opinion on Tax Matters on Form POS-EX.

C-3

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Albany and State of New York on the 30th day of December, 2019.

NORTHERN LIGHTS FUND TRUST III	By: /s/ Richard Malinowski
Registrant	Richard Malinowski, President

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Richard Malinowski		December 30, 2019
Richard Malinowski	President

/s/ Brian Curley		December 30, 2019
Brian Curley	Treasurer

/s/ James U. Jensen		December 27, 2019
James U. Jensen	Independent Trustee

/s/ Patricia Luscombe		December 28, 2019
Patricia Luscombe	Independent Trustee

/s/ John V. Palancia		December 27, 2019
John V. Palancia	Independent Trustee

/s/ Mark H. Taylor		December 27, 2019
Mark H. Taylor	Independent Trustee

/s/ Jeffery D. Young		December 27, 2019
Jeffery D. Young	Independent Trustee

Exhibits
(4)	Form of Plan of Reorganization
(11)	Legal Opinion
(12)	(Form of) Legal opinion regarding Tax Matters
(14)	Consent of Cohen & Company, Ltd.